Exhibit 99.1

650 FIFTH AVENUE NEW YORK, NY 10019-6108

John Tietjen	Rich Tauberman
Chief Financial Officer	Investor Relations/Media Relations
Sterling Bancorp	MWW Group
john.tietjen@sterlingbancorp.com	rtauberman@mww.com
212.757.8035	201.964.2408
Sterling Bancorp Reports Results for Second Quarter 2006
Gross Revenues, Loan and Deposit Growth Remained Strong
New York, NY, July 28, 2006 – Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the quarter ended June 30, 2006.
Second Quarter 2006 Highlights:
▪	Gross revenues (interest income plus noninterest income) rose to $41.1 million

▪	Period-end loans in portfolio increased to $1.14 billion, 13.4% over June 30, 2005

▪	Period-end demand deposits grew to $495.3 million, 8.2% over June 30, 2005

▪	Interest income increased 15.1% year-over-year to $32.0 million

▪	Completed the acquisition of PL Services LP — now Sterling Resource Funding Corp.
“In the second quarter, Sterling reported solid growth in key areas such as loans, demand deposits, interest income and gross revenues,” said Louis J. Cappelli, Chairman and Chief Executive Officer. “The successful integration of PL Services LP — now Sterling Resource Funding Corp. — combined with organic growth across most business sectors, contributed to top-line results and resulted in an improved net interest margin for the first time since the first quarter of 2005, up 13 basis points when compared to the first quarter of 2006. The entire banking sector continues to face challenging operating conditions and is being adversely affected by the rising cost of funding and a flattened yield curve. Sterling’s diversified product offerings and a changing mix of earning assets have proved successful in increasing gross revenues. We are also building our brand franchise and strategically expanding our portfolio of products to meet customer needs.”
Second Quarter and First Six Months 2006 Financial Results
Net Income
Net income for the second quarter of 2006 was $4.9 million. Diluted earnings per share were $0.26 for the quarter ended June 30, 2006.

For the six months ended June 30, 2006, net income was $11.3 million. Diluted earnings per share were $0.59 for the six months ended June 30, 2006.
Net Interest Income
In the second quarter of 2006, net interest income, on a tax-equivalent basis, was $21.3 million, compared to $21.2 million in the second quarter of 2005. Net interest income benefited from higher earning assets outstanding, coupled with higher average yield on loans, which was partially offset by higher rates on interest-bearing deposits and borrowings. The flattening yield curve, combined with more competitive pricing practices in our markets, has caused the costs of deposits and borrowings to increase faster than the yield on earning assets.
For the six months ended June 30, 2006, net interest income, on a tax-equivalent basis, was $41.7 million, compared to $41.9 million in the first half of 2005.
Net interest margin for the second quarter of 2006, on a tax-equivalent basis, was 4.71%, compared to 4.84% for the second quarter of 2005.
For the six-month period ended June 30, 2006, net interest margin, on a tax-equivalent basis, was 4.70%, compared to 4.94% for the corresponding period of 2005.
Loans
Average loans held in portfolio for the second quarter of 2006 grew 13.9% year-over-year to $1.10 billion, reflecting the Company’s organic growth and the acquisition of PL Services LP — now Sterling Resource Funding Corp.
For the six-month period ended June 30, 2006, average loans held in portfolio rose 11.4% to $1.07 billion.
Demand Deposits
As of June 30, 2006, demand deposits were $495.3 million, up from $457.6 million at June 30, 2005. Demand deposits were 35% of total deposits, continuing Sterling’s tradition of maintaining one of the highest ratios of demand to total deposits in the industry.
Cost of Funds
In the second quarter of 2006, total interest expense was $10.9 million, compared to $6.7 million in the second quarter of 2005. The increase was principally driven by higher cost of funds, reflecting the impact of the higher interest rate environment in 2006. The average rate paid on interest-bearing funds was 3.41% for the second quarter of 2006, compared to 2.18% for the second quarter of 2005.
For the six-month period ended June 30, 2006, the average rate paid on interest-bearing funds was 3.24%, compared to 2.07% for the corresponding period of 2005. For the six months ended June 30, 2006, total interest expense was $20.7 million, compared to $12.4 million in the corresponding period of 2005.

Noninterest Income and Noninterest Expenses
For the second quarter of 2006, noninterest income was $9.1 million, compared to $9.3 million in the second quarter of 2005. Higher customer-related service charges and fees were more than offset by lower mortgage banking income, income from bank-owned life insurance and other income.
The continued yield compression in the secondary mortgage market for loans has adversely affected the entire industry. Sterling has a long history of managing through multiple industry cycles and the Company’s team of seasoned mortgage bankers has refined its business model, changing the mix and pricing of its products along with instituting a number of operational efficiencies and expense reductions to address current marketplace conditions. The Company has seen further improvement in secondary-market pricing for recent sales.
Noninterest income for the six-month period ended June 30, 2006 was $15.0 million, compared to $17.3 million in the corresponding period of last year.
Noninterest expenses for the quarter ended June 30, 2006 were $19.7 million, compared to $18.2 million in the corresponding period of 2005. The increases in personnel and occupancy and equipment costs were primarily due to investments in the Sterling franchise, including the acquisition of PL Services LP — now Sterling Resource Funding Corp. Also contributing to higher employee benefit expense were increases in pension costs coupled with increases in payroll taxes and life insurance costs, primarily due to timing of recognition. Lower advertising, marketing and professional services expenses partially offset these increases.
For the six-month period ended June 30, 2006, noninterest expenses were $39.1 million, compared to $35.2 million in the first half of 2005.
Provision for Income Taxes
The provision for income taxes was $3.1 million for the second quarter of 2006, compared to $4.1 million for the corresponding period of 2005. The lower provision for income taxes for the second quarter of 2006 was due to a lower level of pre-tax income.
The provision for income taxes for the six-month period ended June 30, 2006 was $0.9 million, compared to $7.2 million for the corresponding period of 2005. During the first quarter of 2006, the Company resolved certain past tax issues and, based on management’s review of required reserves with outside professionals, reduced state and local tax reserves by $3.7 million. The remaining portion of the decrease in the provision was due to a lower level of pre-tax income.
Asset Quality
As of June 30, 2006, nonperforming assets were $5.5 million, representing 0.28% of total assets.

The provision for loan losses for the second quarter of 2006 was $2.5 million, compared to $2.0 million for the second quarter of 2005.
For the six months ended June 30, 2006, the provision for loan losses was $5.0 million, compared to $4.7 million in the corresponding period of 2005.
The allowance for loan losses as a percentage of loans held in portfolio was 1.57% as of June 30, 2006.
Dividends and Capital Management
On June 30, 2006, Sterling paid a cash dividend of $0.19 per common share to shareholders of record as of June 15, 2006. The Company has distributed cash dividends for 242 consecutive quarters (over 60 years).
During the second quarter of 2006, Sterling repurchased 123,000 shares of common stock as part of its authorized share repurchase plan, bringing the total common stock repurchased during the six-month period ended June 30, 2006 to 171,900 shares.
Conference Call
Sterling Bancorp will host a teleconference call for the financial community on Friday, July 28, 2006 at 10:00 a.m. Eastern Time to discuss the second quarter 2006 financial results. The public is invited to listen to this conference call by dialing 866-814-1933 at least 10 minutes prior to the call and entering the access code 944233.
A replay of the conference call will be available at 1:00 p.m. Eastern Time on Friday, July 28, 2006 until 11:59 p.m. Eastern Time on Friday, August 11, 2006. The public is invited to listen to this conference call by dialing 888-266-2081 and entering the access code 944233.
About Sterling Bancorp
Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $2.0 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring and accounts receivable management, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, New Jersey, Virginia and North Carolina and conducts business throughout the U.S.
Certain statements in this press release, including but not limited to, statements concerning future brand franchise and product portfolio, future revenues, results of operations or financial position, and plans and objectives for future operations, and other statements regarding matters that are not historical facts, are “forward-looking statements” as defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements and Factors that Could Affect Future Results” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
- tables to follow-

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
OPERATING HIGHLIGHTS
Interest income	$31,993	$27,806	$62,034	$54,010
Interest expense	10,921	6,741	20,697	12,443
Provision for loan losses	2,477	2,006	5,042	4,654
Noninterest income	9,100	9,314	14,983	17,310
Noninterest expenses	19,682	18,191	39,050	35,167
Net income	4,866	6,056	11,306	11,823

Earnings per common share:
Basic	0.26	0.32	0.60	0.62
Diluted	0.26	0.31	0.59	0.60
Cash dividends declared	0.19	0.18	0.38	0.36
Common shares outstanding:
Period end	18,712	19,274	18,712	19,274
Average Basic	18,754	19,249	18,769	19,208
Average Diluted	19,286	19,923	19,310	19,826
Return on average assets	0.99%	1.27%	1.16%	1.26%
Return on average tangible equity (1)	16.07%	18.79%	18.67%	18.65%
Return on average stated equity (2)	13.43%	16.14%	15.76%	16.00%
Net interest spread, tax-equivalent basis	3.82%	4.24%	3.86%	4.36%
Net interest margin, tax-equivalent basis	4.71%	4.84%	4.70%	4.94%

ASSET QUALITY HIGHLIGHTS
Period End
Net charge-offs	$2,827	$2,632	$5,504	$4,827
Nonperforming loans	4,037	4,345	4,037	4,345
Other real estate owned	1,465	295	1,465	295
Nonperforming assets	5,502	4,640	5,502	4,640

Nonperforming loans/loans (3)	0.34%	0.42%	0.34%	0.42%
Nonperforming assets/assets	0.28%	0.24%	0.28%	0.24%
Allowance for loan losses/loans (4)	1.57%	1.60%	1.57%	1.60%
Allowance for loan losses/ nonperforming loans	443.42%	371.83%	443.42%	371.83%

(1)	Average tangible equity represents average shareholders’ equity less average goodwill.

(2)	Average stated equity is equal to average shareholders’ equity.

(3)	The term “loans” includes loans hold for sale and loans held in portfolio.

(4)	The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
BALANCE SHEET HIGHLIGHTS
Period End Balances
Security investments	$634,570	$725,246	8634,570	$725,246
Loans held for sale	29,632	36,767	29,632	36,767
Loans held in portfolio, net of unearned discount	1,142,968	1,008,195	1,142,968	1,008,195
Total earning assets	1,808,326	1,771,247	1,808,326	1,771,247
Allowance for loan losses	17,901	16,156	17,901	16,156
Total assets	1,994,934	1,908,811	1,994,934	1,908,811

Demand deposits	495,257	457,565	495,257	457,565
Savings, NOW and money market deposits	436,930	405,818	436,930	405,818
Time deposits	483,256	511,255	483,256	511,255
Customer repurchase agreements	57,932	63,502	57,932	63,502
Shareholders’ equity	147,115	154,806	147,115	154,806

Average Balances
Security investments	$681,619	$733,753	$685,030	$713,308
Loans held for sale	40,455	52,609	45,556	45,340
Loans held in portfolio, net of unearned discount	1,100,938	966,636	1,070,036	.960,724
Total earning assets	1,807,602	1,772,219	1,806,239	1,739,446
Allowance for loan losses	17,365	17,652	17,301	17,450
Total assets	1,967,024	1,915,967	1,964,920	1,885,338

Demand deposits	441,630	445,933	441,683	441,247
Savings, NOW and money market deposits	405,103	398,535	427,430	398,147
Time deposits	507,455	526,709	516,567	511,674
Customer repurchase agreements	81,439	86,793	80,756	86,281
Shareholders’ equity	145,325	150,464	144,649	149,012

Capital Ratios
Tier 1 risk based	11.65%	13.89%	11.65%	13.89%
Total risk based	12.91%	15.15%	12,91%	15.15%
Leverage	8.00%	8-53%	8.00%	8.53%

Book value per common share	$7.86	$8.03	$7.86	$8.03

STERLING BANCORP
Consolidated Balance Sheets
(Unaudited)
(In thousands, except number of shares)

	June 30,
	2006	2005
ASSETS
Cash and due from banks	$83,340	$51,544
Interest -bearing deposits with other banks	1,156	1,039
Investment securities
Available for sale (at estimated market value)	161,002	213,946
Held to maturity (at cost)	473,568	511.300

Total investment securities	634,570	725,246

Loans held for sale	29,632	36,767

Loans held in portfolio, net of unearned discounts	1,142,968	1,008,195
Less allowance for loan losses	17,901	16,156

Loans, net	1,125,067	992,039

Customers’ liability under acceptances	136	467
Goodwill	23,796	21,158
Premises and equipment, net	11,081	10,915
Other real estate	1,465	295
Accrued interest receivable	5,069	5,650
Bank owned life insurance	27,453	26,766
Other assets	52,169	36,925

	$1,994,934	$1,908,811

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Demand	$495,257	$457,565
Savings, NOW and money market	436,930	405,818
Time	483,256	511,255

Total deposits	1,415,443	1,374,638

Securities sold under agreements to repurchase — customers	57,932	63,502
Securities sold under agreements to repurchase — dealers	110,346	74,728
Federal funds purchased	20,000	20,000
Commercial paper	43,717	36,533
Short-term borrowings — FHLB	56,000	0
Short-term borrowings — other	1,449	1,448
Long-term borrowings — FHLB	30,000	80,000
Long-term borrowings — subordinated debentures	25,774	25,774
Acceptances outstanding	136	467
Accrued expenses and other liabilities	87,022	76,915

Total liabilities	1,847,819	1,754,005

Shareholders’ equity	147,115	154,806

	$1,994,934	$1,908,811

MEMORANDA
Available for sale securities — amortized cost	$168,409	$214,578
Held to maturity securities — estimated market value	454,700	511,541
Shares outstanding
Common issued	21,177,084	20,960,843
Common in treasury	2,465,012	1,686,555

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
INTEREST INCOME
Loans	$24,409	$19,478	$46,434	$37,854
Investment securities — available for sale	1,978	2,467	4,180	4,969
Investment securities — held to maturity	5,551	5,733	11,295	10,943
Federal funds sold	35	112	75	222
Deposits with other banks	20	16	50	22

Total interest income	31,993	27,806	62,034	54,010

INTEREST EXPENSE
Savings, NOW and money market deposits	1,672	767	3,455	1,396
Time deposits	4,715	3,320	9,176	6,142
Securities sold u/a/r — customers	767	417	1,462	754
Securities sold u/a/r — dealers	1,344	420	2,328	669
Federal funds purchased	251	157	386	178
Commercial paper	538	223	943	383
Short-term borrowings — FHLB	642	56	835	56
Short-term borrowings — other	7	5	18	10
Long-term borrowings — FHLB	461	852	1,047	1,808
Long-term subordinated debentures	524	524	1,047	1,047

Total interest expense	10,921	6,741	20,697	12,443

Net interest income	21,072	21,065	41,337	41,567
Provision for loan losses	2,477	2,006	5,042	4,654

Net interest income after provision for loan losses	18,595	19,059	36,295	36,913

NONINTEREST INCOME
Customer related service charges and fees	6,054	3,894	9,694	7,295
Mortgage banking income	2,568	4,558	4,784	8,434
Trust fees	138	152	290	324
Bank owned life insurance income	268	437	488	687
Securities (losses)/gains	15	0	(444)	197
Other income	57	273	171	373

Total noninterest income	9,100	9,314	14,983	17,310

NONINTEREST EXPENSES
Salaries	9,677	8,198	17,983	16,355
Employee benefits	2,830	2,345	5,786	4,095

Total personnel expense	12,507	10,543	23,769	20,450
Occupancy and equipment expenses, net	2,503	2,179	4,819	4,258
Advertising and marketing	823	1,014	1,857	2,130
Professional fees	826	1,435	2,750	2,966
Communications	481	485	913	868
Other expenses	2,542	2,535	4,942	4,495

Total noninterest expenses	19,682	18,191	39,050	35,167

Income before income taxes	8,013	10,182	12,228	19,056
Provision for income taxes	3,147	4,126	922	7,233

Net Income	$4,866	6,056	$11,306	$11,823

Average number of common shares outstanding
Basic	18,754,271	19,249,263	18,769,266	19,207,818
Diluted	19,286,286	19,923,379	19,310,135	19,826,021
Earnings per average common share
Basic	$0.26	$0.32	$0.60	$0.62
Diluted	0.26	0.31	0.59	0.60
Dividends per common share	0.19	0.18	0.38	0.36

STERLING BANCORP
Consolidated Statements of Comprehensive Income
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net Income	$4,866	$6,056	$11,306	$11,823

Other comprehensive (loss)/income, net of tax:
Unrealized holding (losses)/gains arising during the period	(986)	1,329	(2,220)	(908)
Less:
Rectification adjustment for losses/ (gains) included in net income	(8)	0	244	(106)

Comprehensive Income	$3,872	$7,385	$9,330	$10,809

STERLING BANCORP
Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)
(In thousands)

	Three Months Ended Jure 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Balance, at beginning of period	$148,327	$149,508	$147,588	$148,704
Net income for period	4,866	6,056	11,306	11,823
Common shares issued under stock incentive plan and related tax benefits	1,170	2,094	1,723	3,111
Purchase of common shares for treasury	(2,284)	(547)	(3,810)	(547)
Cash dividends-Common shares	(3,562)	(3,504)	(7,124)	(6,963)
Surrender of shares issued under incentive compensation plan	(408)	(196)	(614)	(445)
Amortization of unearned compensation	0	66	22	137
Change in net unrealized holding (losses)/gains on available for sale securities	(986)	1,329	(2,220)	(908)
Reclassification adjustment for losses/(gains) included in net income	(8)	0	244	(106)

Balance, at end of period	$147,115	$154,806	$147,115	$154,806

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Three Months Ended
	June 30, 2006			June 30, 2005
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE
Assets
Interest-bearing deposits with other banks	$1,788	$20	4.61%	$3,155	$16	2.02%

Investment securities — available for sale	143,428	1,684	4.70	197,236	2,185	4.43
Investment securities — held to maturity	488,398	5,551	4.55	511,387	5,733	4.48
Investment securities — tax exempt [2]	29,793	485	6.53	25,130	459	7.33

Total investment securities	661,619	7,720	4.67	733,753	8,377	4.57
Federal funds sold	2,802	35	4.93	16,066	112	2.77
Loans, net of unearned discount [3]	1,141,393	24,409	8.83	1,019,245	19,478	7.92

Total Interest-Earning Assets [2]	1,807,602	32,184	7.23%	1,772,219	27,983	6.42%

Cash and due from banks	62,980			61,229
Allowance for loan losses	(17,365)			(17,652)
Goodwill	23,886			21,158
Other	89,921			79,013

Total Assets	$1,967,024			$1,915,967

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$23,646	24	0.41%	$28,577	28	0.40%
NOW	176,292	691	1.57	155,218	269	0.69
Money market	205,165	957	1.87	214,740	469	0.88
Time	504,428	4,707	3.74	523,697	3,312	2.54
Foreign
Time	3,027	8	1.02	3,012	8	1.09

Total Interest Bearing Deposits	912,558	6,387	2.81	925,244	4,086	1.77

Borrowings
Securities sold u/a/r— customers	81,439	767	3.78	86,793	417	1.93
Securities sold u/a/r— dealers	106,438	1,344	5.07	54,284	420	3.11
Federal funds purchased	19,912	251	4.99	20,223	157	3.12
Commercial paper	49,371	538	4.37	37,211	223	2.40
Short-term borrowings — FHLB	50,498	642	5.10	7,045	56	3.18
Short-term borrowings — other	581	7	5.09	715	5	3.06
Long-term borrowings— FHLB	39,670	461	4.64	82,308	854	4.14
Long-term borrowings — sub debt	25,774	524	8.37	25,774	523	8.38

Total Borrowings	373,683	4,534	4.87	314,353	2,655	3.38

Total Interest-Bearing Liabilities	1,286,241	10,921	3.41%	1,239,597	6,741	2.18%

Noninterest-bearing demand deposits	441,630			445,933
Other liabilities	93,828			79,973

Total Liabilities	1,821,699			1,765,503
Shareholders’ equity	145,325			150,464

Total Liabilities and Shareholders’ Equity	$1,967,024			$1,915,967

Net interest income/spread [2]		21,263	3.82%		21,242	4.24%

Net yield on interest-earning assets			4.71%			4.84%

Less: Tax-equivalent adjustment		191			177

Net interest income		$21,072			$21,065

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Six Months Ended
	June 30, 2006			June 30, 2005
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE
Assets
Interest-bearing deposits with other banks	$2,413	$50	4.23%	$2,770	$22	1.61%

Investment securities — available for sale	156,907	3,571	4.55	200,717	4,399	4.38
Investment securities — held to maturity	497,371	11,295	4.54	486,814	10,943	4.50
Investment securities — tax exempt [2]	30,752	1,004	6.59	25,777	930	7.28

Total investment securities	685,030	15,870	4.64	713,308	16,272	4.56
Federal funds sold	3,204	75	4.65	17,304	222	2.56
Loans, net of unearned discount [3]	1,115,592	46,434	8.71	1,006,064	37,854	7.94

Total Interest-Earning Assets [2]	1,806,239	62,429	7.10%	1,739,446	54,370	6.43%

Cash and due from banks	64,122			62,625
Allowance for loan losses	(17,301)			(17,450)
Goodwill	22,530			21,158
Other	89,330			79,559

Total Assets	$1,964,920			$1,885,338

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$24,666	50	0.41%	$28,804	54	0.38%
NOW	179,385	1,426	1.60	148,748	463	0.63
Money market	223,379	1,979	1.79	220,595	879	0.80
Time	513,542	9,160	3.60	508,667	6,126	2.43
Foreign
Time	3,025	16	1.06	3,007	16	1.09

Total Interest-Bearing Deposits	943,997	12,631	2.70	909,821	7,538	1.67

Borrowings
Securities sold u/a/r- customers	80,756	1,462	3.65	86,281	754	1.76
Securities sold u/a/r- dealers	96,683	2,328	4.86	46,416	669	2.91
Federal funds purchased	16,117	386	4.77	11,826	178	2.99
Commercial paper	45,776	943	4.15	36,412	383	2.12
Short-term borrowings — FHLB	33,814	835	4.98	3,542	56	3.18
Short-term borrowings — other	746	18	4.81	745	10	2.83
Long-term borrowings— FHLB	45,746	1,047	4.58	89,502	1,808	4.04
Long-term borrowings — sub	25,774	1,047	8.38	25,774	1,047	8.38

Total Borrowings	345,412	8,066	4.71	300,498	4,905	3.27

Total Interest-Bearing Liabilities	1,289,409	20,697	3.24%	1,210,319	12,443	2.07%

Noninterest-bearing demand deposits	441 ,683			441,247
Other liabilities	89,179			84,760

Total Liabilities	1,820,271			1,736,326
Shareholders’ equity	144,649			149,012

Total Liabilities and Shareholders’ Equity	$1,964,920			$1,885,338

Net interest income/spread [2]		41,732	3.86%		41,927	4.36%

Net yield on interest-earning assets			4.70%			4.94%

Less: Tax-equivalent adjustment		395			360

Net interest income		$41,337			$41,567

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(In thousands)

	Increase/(Decrease)
	Three Months Ended
	June 30, 2006
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(9)	$13	$4

Investment securities — available for sale	(627)	126	(501)
Investment securities — held to maturity	(267)	85	(102)
Investment securities —tax exempt	79	(53)	26

Total investment securities	(815)	158	(657)

Federal funds sold	(129)	52	(77)
Loans, net of unearned discounts [3]	2,518	2,413	4,931

TOTAL INTEREST INCOME	$1,565	$2,636	$4,201

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(5)	$1	$(4)
NOW	40	382	422
Money market	(22)	510	488
Time	(126)	1,521	1,395
Foreign
Time	0	0	0

Total interest-bearing deposits	(113)	2,414	2,301

Borrowings
Securities sold under agreements to repurchase — customers	(27)	377	350
Securities sold under agreements to repurchase — dealers	558	366	924
Federal funds purchased	(2)	96	94
Commercial paper	90	225	315
Short-term borrowings — FHLB	533	53	586
Short-term borrowings — other	(1)	3	2
Long-term borrowings — FHLB	(485)	92	(393)
Long-term borrowings — subordinated debentures	0	1	1

Total borrowings	666	1,213	1,879

TOTAL INTEREST EXPENSE	$553	$3,627	$4,180

NET INTEREST INCOME	$1,012	$(991)	$21

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and Interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(In thousands)

	Increase/(Decrease)
	Six Months Ended
	June 30, 2006
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(3)	$31	$28

Investment securities — available for sale	(990)	162	(828)
Investment securities — held to maturity	249	103	352
Investment securities — tax exempt	109	(35)	74

Total investment securities	(632)	230	(402)

Federal funds sold	(253)	106	(147)
Loans, net of unearned discounts [3]	4,538	4,042	8,580

TOTAL INTEREST INCOME	$3,650	$4,409	$8,059

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(8)	$4	$(4)
NOW	114	849	963
Money market	11	1,089	1,100
Time	59	2,975	3,034
Foreign
Time	0	0	0

Total interest-bearing deposits	176	4,917	5,093

Borrowings
Securities sold under agreements to repurchase — customers	(51)	759	708
Securities sold under agreements to repurchase — dealers	1,024	635	1,659
Federal funds purchased	79	129	208
Commercial paper	118	442	560
Short-term borrowings — FHLB	730	49	779
Short-term borrowings — other	0	8	8
Long-term borrowings — FHLB	(974)	213	(761)
Long-term borrowings — subordinated debentures	0	0	0

Total borrowings	926	2,235	3,161

TOTAL INTEREST EXPENSE	$1,102	$7,152	$8,254

NET INTEREST INCOME	$2,548	$(2,743)	$(195)

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are Included in amounts outstanding, and income has been included to the extent earned.